DOWNEY FINANCIAL CORPORATION
                     ELECTIVE DEFERRED COMPENSATION PROGRAM
                                  ELECTION FORM



     I acknowledge that as an employee or director of Downey Financial Corporation, a Delaware corporation (the "Company"), or an employee or director of a subsidiary of the Company, I have been offered the opportunity to participate in the Downey Financial Corporation elective deferred compensation program (the "Program") established by the Company and adopted by the Company and its subsidiaries.

     I hereby elect to participate in the Program and irrevocably authorize the Company or its subsidiary to make the appropriate deductions at the appropriate periodic payment dates, as indicated on this form, from my 2001 compensation.

================================================================================
--------------------------------------------------------------------------------
Deferral Election               (Please select only one election)

Total Compensation           I elect to defer ________% of my Total Compensation
or
Bonus/ Incentive             I elect to defer ________% of my Bonus/Incentive

Director Fees                I elect to defer ________% of my Director Fees


================================================================================

Crediting of Interest-Equivalent

     Until the normal payout date (as defined below), I understand that the amounts so deferred will be credited with an interest-equivalent. Such interest-equivalent will be computed as amounts are deferred and will be computed in the same manner as simple interest. The interest-equivalent for the election year will be computed based on Downey's highest 12 month CD rate in effect January 1, 2001.


     I further understand that I may be accorded one or more elections (at the sole and absolute discretion of the Company) to extend the payout date for one additional year. In the case of such an election, I understand that the rate(s) for such additional deferral year(s) will be reset annually and that the interest-equivalent will then be computed in the same manner as interest with annual compounding.

Payout

     I understand that I will receive a lump sum payout from the Company or its subsidiary of 100% of the amount (including credited earned interest-equivalents) attributable to this elective deferral on or within forty-five (45) days after the first business day of the calendar year following the year for which this election is made ("normal payout"). Notwithstanding the foregoing, I further understand that I may be accorded one or more elections (at the sole and absolute discretion of the Company) to extend the payout date beyond normal or extended payout for one additional year. In the case of such an election, I understand that the actual payout date shall be determined in accordance with such additional election.

     I acknowledge that I may not voluntarily amend the payout schedule set forth above. I acknowledge that I may petition for an amended payout schedule in the case of disability or an unforeseeable emergency, but that such amendment (if any) shall only be made in the sole and absolute discretion of the Company.

     For purposes of this election, "disability" shall mean a period of disability during which I qualify for benefits under the Company's or its subsidiary's long-term disability plan or, if I do not participate in such a plan, a period of disability during which I would have qualified for benefits under such a plan had I been a participant therein, as determined in the sole and absolute discretion of the Company.

     For purposes of this election, "unforeseeable emergency" shall mean an unanticipated emergency that is caused by an event beyond my control that would result in severe financial hardship to me resulting from (a) a sudden and unexpected illness or accident involving me or one of my dependents, (b) a loss of my property due to casualty, or (c) such other extraordinary and unforeseeable circumstances arising as a result of events beyond my control, all as determined in the sole and absolute discretion of the Company.

     I acknowledge that my participation in the Program gives me only the status of an unsecured general creditor of the Company or a subsidiary and that assets of the Company or a subsidiary that might have been available to pay benefits to me under the Program are subject to the claims of other general creditors of the Company or the subsidiary, as the case may be.

Payout Accelerations

     Payout shall be accelerated and made in a lump sum of 100% of the amount (including credited earned interest-equivalents) attributable to this elective deferral on or within forty-five (45) days after the Company receives proof of my death or there occurs a change in control of the Company. For purposes of this election, a "change in control" shall mean the first to occur of any of the following events;

          (a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act"), other than the McAlister Family Trust, after the date hereof becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the Company's capital stock entitled to vote in the election of directors;

          (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors still in office who were directors at the beginning of the period;

          (c) Any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

          (d) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

          (e) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Internal Revenue Code of 1986, as amended) in which the Company is a member.

     PAYOUT SHALL ALSO BE ACCELERATED AND MADE IN A LUMP SUM OF 100% OF THE AMOUNT (INCLUDING CREDITED EARNED INTEREST-EQUIVALENTS) ATTRIBUTABLE TO THIS ELECTIVE DEFERRAL ON OR WITHIN FORTY-FIVE (45) DAYS AFTER TERMINATION OF MY EMPLOYMENT OR DIRECTORSHIP FOR ANY REASON; PROVIDED, HOWEVER, THAT IF I NOTIFY THE COMPANY IN WRITING PRIOR TO ACTUAL PAYOUT THAT I ELECT TO HAVE PAYOUT OCCUR WHEN REGULARLY SCHEDULED, THE DEFERRAL SHALL CONTINUE AND PAYOUT SHALL BE MADE WHEN REGULARLY SCHEDULED.

Beneficiary Designation

     In the event I die prior to full payout to me hereunder, I hereby elect for deferred payments otherwise payable to me hereunder to be paid to my designated beneficiary as set forth in a separate beneficiary designation form that I will supply to the Company.

     In the event I choose to change my designated beneficiary, I acknowledge that such change shall be effective only if I provide written notice of such change to the Company or its successor in form and under procedures reasonably satisfactory to the Company or its successor, and that such change shall only be effective upon receipt of such written notice by the Company or its successor. In the event I designate no contingent beneficiary, or if my designated beneficiary shall not survive to receive all payments due hereunder, or if the Company or its successor is unable to locate my designated beneficiary after my death after reasonable efforts, I acknowledge that any payments that would have been made to a designated beneficiary shall instead be paid to my surviving spouse; provided that, if I have no surviving spouse, the payments will be paid to my estate.

General Provisions

     1. This election is subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted by the Company pursuant to the Program.

     2. I acknowledge that the Company and my employer are not providing me with advice, warranties, or representations regarding any of the legal, tax or business effects to me with respect to the Program or this election. Neither the Company nor my employer represents that my participation in the Program will result in tax deferral. I have been encouraged to seek legal, tax and business advice from my own legal, tax and business advisors prior to executing this election and have done so to the extent I deemed appropriate.

     3. The terms and conditions of this election or the Program shall not be deemed to constitute a contract of employment between me and the Company or any of its subsidiaries. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided otherwise in a written employment agreement. Nothing in this election or the Program shall be deemed to give me the right to be retained in the service of the Company or any of its subsidiaries, either as an employee or a director, or to interfere with the right of the Company or any of its subsidiaries to discipline or discharge me at any time.

     4. I acknowledge that if I do not return this election form (executed by me) to the Company or its subsidiary within ten (10) days after receiving notice from the Company or subsidiary that the deferral election herein is available to me, such election shall be deemed waived.

     5. I acknowledge that elective deferral elections shall be made available under the Program by the Company or its subsidiaries to various persons and for various periods from time to time in the sole and absolute discretion of the Company and that I obtain no right to make subsequent deferral elections as a result of being selected for this or any other deferral election.

     6. By signing this instrument, I acknowledge that I agree to be bound by the terms of this election.

     7. I acknowledge that federal, state and local income tax withholding and payroll tax may apply as a result of participation in the Program. I agree that such withholding may be accomplished with respect to the cash compensation (if any) due to me from the Company or its subsidiaries. If withholding pursuant to the foregoing sentence is insufficient (in the sole judgment of the Company) to satisfy the full withholding obligation, I agree that such withholding may be made from amounts otherwise payable to me hereunder.

     8. The undersigned participant:

          (a) Understands that all rights and liabilities with respect to this deferral election are set forth in this form;

          (b) Agrees that the undersigned will comply with all the terms and conditions of the Program;

          (c) Acknowledges that this form and the Program set forth the entire understanding between the undersigned and the Company and its subsidiaries and supersede all prior oral and written agreements on the subject of the deferred compensation election.

Date:    ____________              _______________________________
                                   Participant

                                   SSN:___________________________

                                   Address:_______________________


AGREED TO AND ACCEPTED


                                   Company:

                                   Downey Financial Corporation,
                                   a Delaware corporation


Date:_____________                 By:___________________________
                                   Its:__________________________


                                   Subsidiary (if applicable):
                                   [name of Subsidiary]


Date:_____________                 By:___________________________
                                   Its:__________________________

                          DOWNEY FINANCIAL CORPORATION
                     ELECTIVE DEFERRED COMPENSATION PROGRAM
                             ROLLOVER ELECTION FORM


     This elective deferred compensation rollover election form is presented pursuant to the following recitals:

     A. Downey Financial Corporation, a Delaware corporation (the "Company"), and its participating subsidiaries entered into the Downey Deferred Compensation Plan (the "Plan") effective September 1, 1995. In conjunction with the Plan, the Company and its participating subsidiaries entered into the Downey Master Trust Agreement for Deferred Compensation Plans (the "Trust") as of September 1, 1995.

     B. Pursuant to the Plan and the Trust, certain directors and select management or highly compensated employees of the Company or its participating subsidiaries made elective deferrals of compensation that they otherwise would have received. The undersigned participant made one or more such elective deferrals.

     C. The Company and its participating subsidiaries have maintained bookkeeping accounts of the compensation deferrals referred to above, including interest credited to those accounts from time to time. The undersigned participant currently has such an account maintained by the Company or one of its participating subsidiaries.

     D. The terms of the Plan and the Trust permit the Company and its participating subsidiaries to terminate the Plan at any time and to pay to participants their vested account balances at such time, as more particularly set forth in the Plan and Trust documents.

     E. The Company and its participating subsidiaries have determined to terminate the Plan and the Trust effective at a future time and date during the calendar year 1999 that will be set by the Company and its participating subsidiaries.

     F. The Company and its participating subsidiaries have determined to offer current participants in the Plan the opportunity to continue the deferral of receipt of all or a portion of their respective account balances pursuant to this election form. As a condition to such deferral, participants must execute and deliver to the Company or its participating subsidiary employing the participant this election form prior to the effective date of the termination of the Plan and Trust, which will be then prior to the time the participant is eligible to receive an account balance payout pursuant to the terms of the Plan and Trust.

     G. FAILURE TO EXECUTE AND DELIVER A VALID IRREVOCABLE ELECTION FORM ON A TIMELY BASIS, OR WAIVER OF CONTINUED DEFERRAL, WILL RESULT IN A PAYOUT OF A PARTICIPANT'S

ACCOUNT  BALANCE  IN  ACCORDANCE  WITH  THE  TERMS OF THE  PLAN  AND  TRUST.

     H. Participants who execute and deliver a valid election form on a timely basis will convert their participation in the Plan into participation in a new Downey Financial Corporation elective deferred compensation program (the "Program") established by the Company and adopted by the Company and its subsidiaries. Such electing participants in the Plan will, upon termination of the Plan and the Trust, have their participation in the Program governed by the terms of this election form.

     In view of the foregoing recitals, which are incorporated herein, the undersigned makes one of the following elections:

--------------------------------------------------------------------------------

DEFERRAL WAIVER IN FULL (payout of complete account balance)

The undersigned irrevocably elects not to participate in the Program with respect to any portion of the undersigned's account balance under the Plan. Upon termination of the Plan and Trust, the undersigned will accept such payout as is provided under the terms of the Plan and Trust.

Date:___________                   (Participant)________________________________

[THIS WAIVER IS IRREVOCABLE WHEN EXECUTED AND DELIVERED TO THE COMPANY OR ITS PARTICIPATING SUBSIDIARY. THE REMAINDER OF THIS ELECTION FORM IS NOT APPLICABLE TO A PARTICIPANT MAKING THIS ELECTION.]


--------------------------------------------------------------------------------

DEFERRAL ELECTION (deferral of complete account balance or deferral and payout of account balance)

The undersigned irrevocably elects to defer receipt of % of my account balance under the Plan, as computed on the date of termination of the Plan and Trust, and to have such deferred amount governed by the terms of this election form. Upon termination of the Plan and Trust, the undersigned will accept payout of the portion (if any) of the undersigned's account balance not subject to this deferral election as is provided under the terms of the Plan and Trust (as modified by this election).


[THIS ELECTION IS IRREVOCABLE WHEN EXECUTED AND DELIVERED TO THE COMPANY OR ITS PARTICIPATING SUBSIDIARY. THE REMAINDER OF THIS ELECTION FORM APPLIES TO A PARTICIPANT MAKING THIS ELECTION.]


--------------------------------------------------------------------------------

Crediting of Interest-Equivalent

     Until the normal payout date (as defined below), I understand that the amount so deferred will be credited with an interest-equivalent. Such interest-equivalent will be computed as if the amount governed hereby was deferred as of the date of termination of the Plan and Trust and will be computed in the same manner as simple interest. The interest-equivalent for the election year will be computed based on Downey's highest 12 month CD rate in effect January 1, 2000.

     I further understand that I may be accorded one or more elections (at the sole and absolute discretion of the Company) to extend the payout date for one additional year. In the case of such an election, I understand that the rate(s) for such additional deferral year(s) will be reset annually and that the interest-equivalent will then be computed in the same manner as interest with annual compounding.

Payout

     I understand that I will receive a lump sum payout from the Company or its subsidiary of 100% of the amount (including credited earned interest-equivalents) attributable to this elective deferral on or within forty five (45) days after the first business day of the calendar year 2000 ("normal payout"). Notwithstanding the foregoing, I further understand that I may be accorded one or more elections (at the sole and absolute discretion of the Company) to extend the payout date beyond normal or extended payout for one additional year. In the case of such an election, I understand that the actual payout date shall be determined in accordance with such additional election.

     I acknowledge that I may not voluntarily amend the payout schedule set forth above. I acknowledge that I may petition for an amended payout schedule in the case of disability or an unforeseeable emergency, but that such amendment (if any) shall only be made in the sole and absolute discretion of the Company.

     For purposes of this election, "disability" shall mean a period of disability during which I qualify for benefits under the Company's or its subsidiary's long-term disability plan or, if I do not participate in such a plan, a period of disability during which I would have qualified for benefits under such a plan had I been a participant therein, as determined in the sole and absolute discretion of the Company.

     For purposes of this election, "unforeseeable emergency" shall mean an unanticipated emergency that is caused by an event beyond my control that would result in severe financial hardship to me resulting from (a) a sudden and unexpected illness or accident involving me or one of my dependents, (b) a loss of my property due to casualty, or (c) such other extraordinary and unforeseeable circumstances arising as a result of events beyond my control, all as determined in the sole and absolute discretion of the Company.

     I acknowledge that my participation in the Program gives me only the status of an unsecured general creditor of the Company or a subsidiary and that assets of the Company or a subsidiary that might have been available to pay benefits to me under the Program are subject to the claims of other general creditors of the Company or the subsidiary, as the case may be.

Payout Accelerations

     Payout shall be accelerated and made in a lump sum of 100% of the amount (including credited earned interest-equivalents) attributable to this elective deferral on or within thirty (30) days after the Company receives proof of my death or there occurs a change in control of the Company. For purposes of this election, a "change in control" shall mean the first to occur of any of the following events;

          (a) Any "person" (as that term is used in Section 13 and 14(d)(2) of the Securities Exchange Act of 1934 ("Exchange Act"), other than the McAlister Family Trust, after the date hereof becomes the beneficial owner (as that term is used in Section 13(d) of the Exchange Act), directly or indirectly, of 25% or more of the Company's capital stock entitled to vote in the election of directors;

          (b) During any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election or the nomination for election by the Company's shareholders of each new director was approved by a vote of at least three-quarters of the directors still in office who were directors at the beginning of the period;

          (c) Any consolidation or merger of the Company, other than a consolidation or merger of the Company in which the holders of the common stock of the Company immediately prior to the consolidation or merger hold more than 50% of the common stock of the surviving corporation immediately after the consolidation or merger;

          (d) The shareholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company; or

          (e) Substantially all of the assets of the Company are sold or otherwise transferred to parties that are not within a "controlled group of corporations" (as defined in Section 1563 of the Internal Revenue Code of 1986, as amended) in which the Company is a member.

     Payout shall also be accelerated and made in a lump sum of 100% of the amount (including credited earned interest-equivalents) attributable to this elective deferral on or within thirty (30) days after termination of my employment or directorship for any reason; provided, however, that if I notify the Company in writing prior to actual payout that I elect to have payout occur when regularly scheduled, the deferral shall continue and payout shall be made when regularly scheduled.

Beneficiary Designation

     In the event I die prior to full payout to me hereunder, I hereby elect for deferred payments otherwise payable to me hereunder to be paid to my designated beneficiary as set forth in a separate beneficiary designation form that I will supply to the Company.

     In the event I choose to change my designated beneficiary, I acknowledge that such change shall be effective only if I provide written notice of such change to the Company or its successor in form and under procedures reasonably satisfactory to the Company or its successor, and that such change shall only be effective upon receipt of such written notice by the Company or its successor. In the event I designate no contingent beneficiary, or if my designated beneficiary shall not survive to receive all payments due hereunder, or if the Company or its successor is unable to locate my designated beneficiary after my death after reasonable efforts, I acknowledge that any payments that would have been made to a designated beneficiary shall instead be paid to my surviving spouse; provided that, if I have no surviving spouse, the payments will be paid to my estate.

General Provisions

          1. This election is subject to all interpretations, amendments, rules and regulations which may from time to time be promulgated and adopted by the Company pursuant to the Program.

          2. I acknowledge that the Company and my employer are not providing me with advice, warranties, or representations regarding any of the legal, tax or business effects to me with respect to the Program or this election. Neither the Company nor my employer represents that my participation in the Program will result in tax deferral. I have been encouraged to seek legal, tax and business advice from my own legal, tax and business advisors prior to executing this election and have done so to the extent I deemed appropriate.

          3. The terms and conditions of this election or the Program shall not be deemed to constitute a contract of employment between me and the Company or any of its subsidiaries. Such employment is hereby acknowledged to be an "at will" employment relationship that can be terminated at any time for any reason, with or without cause, unless expressly provided otherwise in a written employment agreement. Nothing in this election or the Program shall be deemed to give me the right to be retained in the service of the Company or any of its subsidiaries, either as an employee or a director, or to interfere with the right of the Company or any of its subsidiaries to discipline or discharge me at any time.

          4. I acknowledge that if I do not return this election form (executed by me) to the Company or its subsidiary within the earlier of thirty (30) days after receiving notice from the Company or subsidiary that the deferral election herein is available to me or five (5) business days prior to termination of the Plan and Trust, such deferral election shall be deemed waived.

          5. I acknowledge that elective deferral elections shall be made available under the Program by the Company or its subsidiaries to various persons and for various periods from time to time in the sole and absolute discretion of the Company and that I obtain no right to make subsequent deferral elections as a result of being selected for this or any other deferral election.

          6. By signing this instrument, I acknowledge that I agree to be bound by the terms of this election.

          7. I acknowledge that federal, state and local income tax withholding and payroll tax may apply as a result of participation in the Program. I agree that such withholding may be accomplished with respect to the cash compensation (if any) due to me from the Company or its subsidiaries. If withholding pursuant to the foregoing sentence is insufficient (in the sole judgment of the Company) to satisfy the full withholding obligation, I agree that such withholding may be made from amounts otherwise payable to me hereunder.

          8. The undersigned participant:

               (a) Understands that all rights and liabilities with respect to this deferral election are set forth in this form;

               (b) Agrees that the undersigned will comply with all the terms and conditions of the Program;

               (c) Acknowledges that this form and the Program set forth the entire understanding between the undersigned and the Company and its subsidiaries and supersede all prior oral and written agreements on the subject of the deferred compensation rollover election.


Date:____________                  _______________________________
                                   Participant

                                   SSN:___________________________

                                   Address:_______________________

AGREED TO AND ACCEPTED


                                    Company:

                                    Downey Financial Corporation,
                                    a Delaware corporation


Date:_____________                  By:___________________________
                                    Its:__________________________


                                    Subsidiary (if applicable):
                                    [name of Subsidiary]


Date:_____________                  By:___________________________
                                    Its:___________________________

                          DOWNEY FINANCIAL CORPORATION
                     ELECTIVE DEFERRED COMPENSATION PROGRAM
                           DESIGNATION OF BENEFICIARY




     As a participant in the Downey Financial Corporation elective deferred compensation program (the "Program"), I, _______________, designate the following as beneficiary(ies) for the payment of death benefits under the
Program:

                            PRIMARY BENEFICIARY(IES)


              Beneficiary                              Percentage of Benefit

1.   ____________________________                _______________________________

2.   ____________________________                _______________________________

3.   ____________________________                _______________________________



                           CONTINGENT BENEFICIARY(IES)


               Beneficiary                             Percentage of Benefit

1.   ____________________________                _______________________________

2.   ____________________________                _______________________________

3.   ____________________________                _______________________________


NOTE:If you are married and you wish to designate a beneficiary other than your spouse, your spouse's notarized consent is necessary. If you marry after executing this designation, the designation may be ineffective, so you should complete a new beneficiary designation form. If you name your spouse as primary beneficiary, your spouse need not sign the form, and the form need not be notarized.

     I understand that my designation herein is effective upon its execution and delivery to Downey Financial Corporation (the "Company"). I also understand that the right to change a beneficiary is reserved to me as a participant in the Program. I further understand that any change of beneficiary shall be effective only if I provide written notice of such change to the Company or its successor.

I acknowledge that any change of a beneficiary to someone other than my spouse shall be subject to the notarized consent of my spouse and that such change shall be effective only upon receipt of such written notice by the Company or the successor. In the event that I designate no contingent beneficiary, or any designated beneficiary does not survive to receive all payments due under the Program, or if the Company or its successor is unable to locate my designated beneficiary after my death after reasonable efforts, I acknowledge that any payments that would be made to a designated beneficiary shall instead be paid to my surviving spouse; provided that, if I have no surviving spouse, the payments will be paid to my estate.



DATED: _________________, ____.                ___________________________
                                               (Signature of Participant)

RECEIPT:   Received by Downey Financial Corporation, on _____________, ___.



By:  _____________________________

Its: _____________________________

                                 SPOUSAL CONSENT


     Spousal consent and notarization is only required if you name a primary beneficiary other than your spouse.

I, _______________________, consent to the designation of beneficiary by my spouse to receive benefits under the Downey Financial Corporation elective deferred compensation program (the "Program"). I understand and acknowledge that
(1) the effect of this consent is that any death benefits payable under the Program will be paid not to me but to the designated beneficiary, (2) that each beneficiary designation is not valid unless I consent to it and (3) that my consent is irrevocable unless my spouse revoked the beneficiary designation.


By: _________________________________________      Date:  ________________
    (Signature of Spouse) - Must be Notarized


STATE OF CALIFORNIA                 )
                                    ) ss.
COUNTY OF _________________         )


     On_________________before me, _________________________________  personally appeared ______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

     WITNESS my hand and official seal.



-------------------------------------------
            (Notary Public)

                                                           (SEAL)